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                                                                   EXHIBITT 32.2

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interactive Data Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The quarterly report for the quarter ended June 30, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10- Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: August 14, 2003        /s/ Steven G. Crane
                                       -----------------------

                                       Steven G. Crane, Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

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